UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DivX, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2.	Form, Schedule or Registration Statement No.:

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4.	Date Filed:

*** Exercise your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on June 11, 2010.

                    DIVX, INC.

DIVX INC. 4780 EASTGATE MALL SAN DIEGO, CA 92121

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 16, 2010
Date: June 11, 2010 Time: 10:00 a.m. PDT
Location: The Institute of the Americas, Deutz Room University of California San Diego Campus 10111 North Torrey Pines Road La Jolla, CA 92037

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT        PROXY CARD

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

You will not receive a paper copy via mail or e-mail copy of these documents unless you request one. There is NO charge for requesting a copy. You may also request to receive paper or e-mail copies of the proxy statement, annual report to security holders and proxy card for future shareholder meetings. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors

Nominees:

01) Christopher McGurk

02) James C. Brailean

The Board of Directors recommends you vote FOR the following proposals:
2.

To ratify the selection by the Audit Committee of DivX, Inc.’s (“DivX”) Board of Directors of Ernst & Young LLP as DivX’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.

To reapprove the Internal Revenue Code Section 162(m) performance criteria and award limits of the DivX, Inc. 2006 Equity Incentive Plan to permit DivX to continue to grant awards to DivX’s key officers that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Note: In their discretion, proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Questions & Answers Why am I receiving this Notice of Internet Availability?

What is the easiest way to vote my shares?

Can I request to receive my materials by e-mail rather than receive a Notice?

You may request to receive proxy materials for all future meetings either by e-mail or in paper form by mail. To request future copies by e-mail, go to www.ProxyVote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions.

How can I vote my shares?

You may vote your shares via the INTERNET at www.ProxyVote.com.

It is necessary to provide the information printed in the box marked by the arrow 1234 5678 9042 located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information necessary to make an informed voting decision.

You may vote your shares BY MAIL by requesting a paper copy of the proxy materials which includes a proxy card or vote instruction form.

You may vote your shares BY PHONE by requesting a paper copy of the proxy materials or by viewing the proxy materials at www.ProxyVote.com at which time a toll-free number will be provided. You will need a touch tone telephone to vote by phone.

You may also vote your shares IN PERSON at the company’s meeting. Please refer to the proxy statement for specific instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml

Questions & Answers

Why am I receiving this Notice of Internet Availability?

What is the easiest way to vote my shares?

Why did I receive this Notice of Internet Availability (Notice) and not the printed proxy materials?

In 2007, the SEC adopted new Notice and Access Rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view your company’s proxy materials and vote online or how to receive a full set of printed materials by mail.

There are several advantages to your company sending a Notice instead of a full set of materials:

Increases shareholder value and lowers your company’s printing and mailing costs.

Reduces environmental impact - saves trees and reduces fossil fuel consumption.

Allows faster notification of how to access materials in an easily searchable format.

How do I view the proxy materials online?

Go to www.ProxyVote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow 1234 5678 9042 located on the Notice.

What if I still prefer to receive a paper copy of the proxy materials?

You can easily request a paper copy at no cost, you will need the information on the Notice that is printed in the box marked by the arrow 1234 5678 9042 and select from one of the three options below.

By INTERNET at www.ProxyVote.com

By TELEPHONE, toll-free at 800-579-1639

By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box from the Notice in the subject line. No other information is necessary.